SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 7, 2001


                               AVOCA, INCORPORATED
             (Exact name of registrant as specified in its charter)


            Louisiana                    0-9219                72-0590868
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    (State or other jurisdiction       (Commission            (IRS Employer
         of incorporation              File Number)         Identification No.)


           228 St. Charles Avenue, Suite 838, New Orleans, Louisiana 70130
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                    (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (504) 552-4720
                                                           ---------------------


                       (Former name or former address, if
                           changed since last report)




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Item 9: Regulation FD Disclosure

         The Company has this day sent to The Nasdaq Stock Market, by fax and hard copy, a letter reading as follows:

         The Nasdaq Stock Market
         Market Data Integrity
         Attn: Rule 10b-17 Notification
         80 Merritt Boulevard
         Trumbull, CT 06611

         RE: CUSIP# 053843108

         Gentlemen:

         In accordance with SEC Rule 10b-17, please be advised that the Board of Directors of Avoca, Incorporated on June 7, 2001 declared a special dividend of $1.20 per share, payable June 29, 2001, to shareholders of record June 25, 2001, on its no-par-value common capital stock.

         AVOCA, INCORPORATED

         /s/ Robert C. Baird, Jr.

         Robert C. Baird, Jr.
         President

                                   Signatures
                                  ------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      Avoca, Incorporated
                                       ------------------------------------
                                                               (Registrant)


                                       By:   /s/ Robert C. Baird, Jr.
                                            --------------------------------
                                                       Robert C. Baird, Jr.
                                                           President
Date: June 11, 2001




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